UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2008
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)		89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 4, 2008, MGM MIRAGE, a Delaware corporation (the “Company”) amended (“DCP II Amendment”) the Company’s Deferred Compensation Plan II, dated as of December 30, 2004, and as previously amended on December 21, 2005, July 10, 2007 and October 15, 2007 (as previously amended and by the DCP II Amendment, “DCP II”), and amended (“SERP II Amendment”) the Company’s Supplemental Executive Retirement Plan II, dated as of December 30, 2004, and as previously amended on July 10, 2007 and October 15, 2007 (as previously amended and by the SERP II Amendment, “SERP II”). Pursuant to the DCP II Amendment and SERP II Amendment, respectively, as part of its ongoing cost savings measures, the Company will suspend further Company matching contributions to DCP II for any periods after January 1, 2009, and has suspended further Company contributions to SERP II for any periods after October 1, 2008. Further, consistent with certain transitional relief provided by the Internal Revenue Service pursuant to rules governing nonqualified deferred compensation, the Company will permit the participants under the plans to make a one-time election to receive, without penalty, all or a portion of their respective vested account balances under such plans in a lump sum payment within sixty (60) days of January 1, 2009. All account balances under DCP II and SERP II that are not otherwise withdrawn by the participants will be subject to the terms of the corresponding plans. Additionally, participants in DCP II will have the ability to continue to make contributions to DCP II pursuant to the terms therein; however, the Company will not match such contributions. The foregoing description of the DCP II Amendment and SERP II Amendment does not purport to be complete and is qualified in its entirety by the terms of the DCP II Amendment and SERP II Amendment filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
     Additionally, the Company, through its subsidiaries, terminated the Company’s Non-Qualified Deferred Compensation Plan, dated as of January 1, 2001 (“DCP I”), and the Company’s Supplemental Executive Retirement Plan, dated as of January 1, 2001 (“SERP I”), with such termination being effective on November 3, 2008 for all Company employer entities with the exception of MGM Grand Detroit, LLC which is effective as November 5, 2008, and authorized the distribution of all account balances held thereunder to the corresponding participants, in each case, consistent with the terms of DCP I and SERP I, previously filed as Exhibits 10.3(12) and 10.3(13) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000. DCP I and SERP I have been closed, and the Company and the corresponding participants have not made any contributions to such plans for any period after December 31, 2004.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

10.1	Amendment to the MGM MIRAGE Deferred Compensation Plan II, dated November 4, 2008.

10.2	Amendment to the MGM MIRAGE Supplemental Executive Retirement Plan II, dated November 4, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: November 6, 2008	By:	/s/ John M. McManus
	Name:	John M. McManus
	Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description
10.1	Amendment to the MGM MIRAGE Deferred Compensation Plan II, dated November 4, 2008.

10.2	Amendment to the MGM MIRAGE Supplemental Executive Retirement Plan II, dated November 4, 2008.